                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Kinross Gold Corporation

We consent to the inclusion of our report dated March 29, 2006, included in this Amendment No. 5 to Form F-4 Registration Statement (File No. 333-111516) of Kinross Gold Corporation.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ KPMG LLP

Toronto, Canada

June 14, 2006